SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORTH VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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          (4)  Date Filed: NA

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001

Dear Shareholders:

         The 2006 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Thursday, May 25, 2006, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

         1.       Notice of Annual Meeting of Shareholders

         2        Proxy Statement

         3.       Proxy

         4.       Annual Report to Shareholders

         We are very excited about the future of North Valley Bancorp and we hope that you will attend the Annual Meeting.

         We encourage you to read all of the enclosed materials carefully.

         Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

         As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

         We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 25, 2006.


Cordially,

/s/ J. M. ("MIKE") WELLS, JR.
-------------------------------------
J. M. ("Mike") Wells, Jr.
Chairman of the Board


/s/ MICHAEL J. CUSHMAN
-------------------------------------
Michael J. Cushman
President and Chief Executive Officer

                              NORTH VALLEY BANCORP

                    Notice of Annual Meeting of Shareholders
                             Thursday, May 25, 2006
                                    5:30 p.m.


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 25, 2006, at 5:30 p.m., for the following purposes:

         1. To elect the following nominees as directors for a term of one year:

                  Michael J. Cushman
                  Dante W. Ghidinelli
                  Kevin D. Hartwick
                  Roger B. Kohlmeier

         2. To ratify the appointment of Perry-Smith LLP as Independent Auditor for 2006.

         3. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on April 14, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    /s/ LEO J. GRAHAM
                                    --------------------------------------------
                                    Leo J. Graham
                                    Corporate Secretary

Redding, California
April 25, 2006


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001
                                 (530) 226-2900

                                 PROXY STATEMENT

         The enclosed proxy card (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Thursday, May 25, 2006 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 14, 2006 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 7,539,654 shares of its common stock, no par value (the "Common Stock"). These proxy materials are first being mailed to shareholders on or about April 25, 2006.

         On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder's name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation's Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

         Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Corporation, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Corporation, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

         Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

         Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Corporation believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

         Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the nominees for Director recommended by the Board of Directors, and "FOR" ratification of the appointment of Perry-Smith LLP as Independent Auditor for the Corporation for the 2006 fiscal year, all as described in the Proxy Statement; and, at the Proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

         A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 2005, including audited financial statements (the "Annual Report"), is enclosed with these proxy materials. Additional copies of the Annual Report are available upon request to the Corporate Secretary. THE ANNUAL REPORT INCLUDES A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, 300 PARK MARINA CIRCLE, REDDING, CALIFORNIA 96001.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


         The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         Section 16 of the Bylaws of the Corporation provides as follows:

         "The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal."

         At the 2005 Annual Meeting of Shareholders of North Valley Bancorp held on May 26, 2005, the Shareholders of the Company approved the 2005 Proxy Statement Proposal No. 3, which amended the Articles of Incorporation and the Bylaws of the Corporation so as to declassify the Board of Directors as described in the 2005 Proxy Statement. As a result of those Shareholder approved changes to the Articles and Bylaws of the Corporation, the terms of office of the following four (4) current incumbent members of the Board of Directors, namely: Michael J. Cushman, Dante W. Ghidinelli, Kevin D. Hartwick, and Roger B. Kohlmeier, will end on May 25, 2006. At the 2007 Annual Meeting of Shareholders, the Directors who are elected for a one year term in 2006 will stand for election as will current Directors William W. Cox and Dolores M. Vellutini. At the 2008 Annual Meeting of Shareholders, all Directors of the Company will stand for election for a one (1) year term. Thereafter, there will be no classification of Directors and all Directors will stand for election each year.

         Accordingly, four (4) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

            Michael J. Cushman                  Kevin D. Hartwick
            Dante W. Ghidinelli                 Roger B. Kohlmeier

         If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The four (4) candidates receiving the highest number of votes will be elected.

         The Board of Directors recommends a vote "FOR" each of the four (4) nominees listed above: Michael J. Cushman, Dante W. Ghidinelli, Kevin D. Hartwick and Roger B. Kohlmeier.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

                                           Amount and Nature
                      Name and Address       of Beneficial    Percent of
Title of Class       of Beneficial Owner      Ownership        Class (1)
--------------       -------------------      ---------        ---------

Common Stock         Wellington                570,500          7.57%
                     Management
                     Company LLP
                     75 State Street
                     Boston, MA  02109


(1) Percentage calculated based on 7,539,654 shares of Common Stock outstanding as of the Record Date.

         The following table sets forth certain information regarding ownership of the Corporation's Common Stock with respect to each Director of the Corporation, North Valley Bank, NVB Business Bank and Bank Processing, Inc., each person nominated for election as a Director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all other Executive Officers of the Corporation, North Valley Bank, NVB Business Bank and Bank Processing, Inc. and for all current Directors and Executive Officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of the Record Date. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Percent of Class."

                                                 Beneficial           Percent of
Beneficial Owner          Position               Ownership(1)           Class(2)
----------------          --------               ------------          --------
Sharon L. Benson(5)       Senior Vice
                          President and
                          Director of
                          Accounting
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank
                          Bank Processing,
                          Inc.                       65,396                  *

William W. Cox(6)         Director,
                          North Valley
                          Bancorp
                          North Valley Bank          60,518                  *

Michael J. Cushman(5)     President and
                          Chief Executive
                          Officer and
                          Director,
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank
                          Bank Processing,
                          Inc.                      163,870               2.17%

Royce L. Friesen (3)      Director,
                          North Valley
                          Bancorp
                          North Valley Bank         269,953               3.58%

Dante W. Ghidinelli       Director,
(3)(7)                    North Valley
                          Bancorp
                          North Valley Bank         316,051               4.19%

Leo J. Graham(5)          General Counsel
                          and Secretary
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank
                          Bank Processing,
                          Inc.                        4,350                  *

Kevin Haarberg            Director,
                          NVB Business Bank          16,590                  *

Kevin D. Hartwick(3)(8)   Director,
                          North Valley
                          Bancorp
                          North Valley Bank         284,064               3.77%

Roger B. Kohlmeier (3)    Director,
                          North Valley
                          Bancorp
                          NVB Business Bank         250,298               3.32%

Gary S. Litzsinger        Executive Vice
                          President and
                          Chief Risk Officer
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank           2,400                  *

                                                 Beneficial           Percent of
Beneficial Owner          Position               Ownership(1)           Class(2)
----------------          --------               ------------          --------
Scott R. Louis            Executive Vice
                          President and
                          Chief Operating
                          Officer
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank             500                  *


Timothy R. Magill         Director,                  34,841                  *
                          NVB Business Bank

Martin A. Mariani         Director,
                          North Valley
                          Bancorp
                          NVB Business Bank          14,358                  *

Roger D. Nash             Executive Vice
                          President and
                          Chief Lending
                          Officer
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank           2,000                  *

John Perry                Director,
                          NVB Business Bank          18,960                  *

Charles Santoni           Director,
                          NVB Business Bank          26,443                  *

Thomas Schwarzgruber      Director,
                          NVB Business Bank          21,778                  *

Thomas Scarlett           Director,
                          NVB Business Bank          27,134                  *

Dolores M. Vellutini      Director,
(3)(9)                    North Valley
                          Bancorp
                          North Valley Bank         323,561               4.29%

Kevin R. Watson           Executive Vice
                          President and
                          Chief Financial
                          Officer
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank
                          Bank Processing,
                          Inc.                         -0-

                                                 Beneficial           Percent of
Beneficial Owner          Position               Ownership(1)           Class(2)
----------------          --------               ------------          --------

J.M.("Mike") Wells, Jr.   Chairman,
(10)                      North Valley
                          Bancorp
                          North Valley Bank
                          Bank Processing,
                          Inc.
                          Director,
                          NVB Business Bank         167,322               2.22%

Eric J. Woodstrom(5)      Executive Vice
                          President and
                          Chief Credit Risk
                          Officer
                          North Valley
                          Bancorp
                          North Valley Bank
                          NVB Business Bank          54,572                  *
All Directors and
Executive Officers as
a group (22 persons)
(12)(13)(14)                                      1,032,669              13.70%


(1) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 1999 Director Stock Option Plan with:
     47,747 shares exercisable within 60 days of the Record Date by Ms. Benson; 49,200 shares exercisable within 60 days of the Record Date by Mr. Cox, 137,052 shares exercisable within 60 days of the Record Date by Mr. Cushman; 36,000 shares exercisable with 60 days of the Record Date by Mr. Friesen; 52,500 shares exercisable within 60 days of the Record Date by Mr. Ghidinelli; 4,200 shares exercisable within 60 days of the Record Date by Mr. Graham; 53,801 shares exercisable within 60 days of the Record Date by Mr. Hartwick; 2,400 shares exercisable within 60 days of the Record Date by Mr. Litzsinger; 500 shares exercisable within 60 days of the Record Date by Mr. Louis; 2,000 shares exercisable within 60 days of the Record Date by Mr. Nash; 53,801 shares exercisable within 60 days of the Record Date by Ms. Vellutini; 51,000 shares exercisable within 60 days of the Record Date by Mr. Wells; and 46,881 shares exercisable within 60 days of the Record Date by Mr. Woodstrom. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2004, with:
     2,161 shares allocated to Mr. Cushman; 12,498 shares allocated to Ms. Benson; 941 shares allocated to Mr. Woodstrom. Final allocations for the year ended December 31, 2005 were not completed prior to the Record Date.

(2) Includes stock options exercisable within 60 days of the Record Date. An "*" indicates less than one percent.

(3) Includes 215,338 shares representing 2.86% of the total shares outstanding as of the Record Date for each of Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini relative to the North Valley Bancorp Employee Stock Ownership Plan. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and

     Ms. Vellutini constitute the ESOP Administrative Committee and have authority to instruct the ESOP Trustee, Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, with regard to voting of these shares. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini, as members of the Administrative Committee, disclaim beneficial ownership with respect to all of those shares. Mr. Cushman, Ms. Benson, Mr. Graham, Mr. Litzsinger and Mr. Woodstrom are participants in the ESOP.

(4)  Intentionally omitted

(5) Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp, North Valley Bank, Bank Processing, Inc. and NVB Business Bank, subsidiaries of North Valley Bancorp; Sharon L. Benson is Senior Vice President and Director of Accounting of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc.; Leo J. Graham is General Counsel and Secretary of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp, North Valley Bank and NVB Business Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp, North Valley Bank and NVB Business Bank; Roger D. Nash is Executive Vice President and Chief Lending Officer of North Valley Bancorp, North Valley Bank and NVB Business Bank; Kevin R. Watson is Executive Vice President and Chief Financial Officer of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc.; Eric J. Woodstrom is Executive Vice President and Chief Credit Risk Officer of North Valley Bancorp, North Valley Bank, NVB Business Bank.

(6) Includes 915 shares held by Mr. Cox's spouse and as to which Mr. Cox disclaims beneficial ownership.

(7) Includes 22,013 shares held by Mr. Ghidinelli as trustee for the Balma Grandchildren Trust.

(8)  Includes 420 shares held in custodian accounts for Mr. Hartwick's children.

(9) Includes 210 shares held by Ms. Vellutini's spouse and 1,350 shares held by Ms. Vellutini's son to which Ms. Vellutini disclaims beneficial ownership.

(10) Includes 106,520 shares held by The Wells Family Trust, of which Mr. Wells is trustee. Includes 1,750 shares held by Mr. Wells' spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 8,052 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the executor.

(11) Intentionally omitted.

(12) This group includes all current Executive Officers and Directors of the Corporation and its subsidiaries, North Valley Bank, NVB Business Bank and Bank Processing, Inc.

(13) See footnotes 5, 6, 8, 9 and 10. Excludes 215,338 shares representing 2.86% of total shares outstanding relative to Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini as the Administrative Committee of the ESOP. Includes 17,700 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1989 Director Stock Option Plan; 278,602 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1999 Director Stock Option Plan; and 240,780 shares subject to options exercisable within 60 days of the Record Date by Ms. Benson and Messrs. Cushman, Graham, Litzsinger, Louis, Nash, Watson and Woodstrom under the 1998 Employee Stock Incentive Plan.

(14) In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         Certain information with respect to the four (4) nominees for Director of the Corporation is provided below:

         Michael J. Cushman (age 51), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiaries. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         Dante W. Ghidinelli (age 58), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Kevin D. Hartwick (age 44), a Director of the Corporation since October 2000, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

         Roger B. Kohlmeier (age 66), a Director of the Corporation since August 2004, was founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

         Certain information with respect to the continuing Directors and the current Executive Officers of the Corporation and its subsidiaries is provided below:

         William W. Cox, CRE, CCI, (age 58), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Royce L. Friesen, RPh. (age 67), a Director of the Corporation since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

         Martin A. Mariani (age 49), a Director of the Corporation since August 2004, is a Director of NVB Business Bank and is partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

         Dolores M. Vellutini (age 68), a Director of the Corporation since October 2000, has been owner and President of Eureka Baking Company in Eureka, California, since 1988. In addition, she is a developer and the owner of Vellutini Properties in Eureka, California.

         J. M. ("Mike") Wells, Jr. (age 65), Chairman and a founding member of the Board of Directors of the Corporation since 1982, is an Attorney at Law and "Of Counsel" with Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972. See "Certain Relationships and Related Transactions", below.


NVB Business Bank Directors
---------------------------

         Michael J. Cushman (age 51), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiaries. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         Roger Kohlmeier (age 66), Chairman of the Board, Private Investor, former President and Chief Executive Officer of Bank of Woodland from 1981 to 1993. Former board member of Business & Professional Bank.

         Kevin Haarberg (age 50), General Partner and investment representative with Edward D. Jones & Co. (investments).

         Timothy Magill (age 56), Market Planning & Development Manager with Waste Management of Woodland. Former Director of Business & Professional Bank from 1996 to 1997.

         Martin A. Mariani (age 49), Partner at Mariani Nut Co. and M & L Fruit Company, Winters, California. Graduate of University of Davis.

         John Perry (age 59), President of Perry, Bunch & Battaglia, Inc. (certified public accountants).

         Charles Santoni (age 58), President of V. Santoni & Co. (beer and wine wholesale).

         Thomas Schwarzgruber (age 55), Treasurer of Schwarzgruber & Sons, Inc. (sand and gravel mining and sales).

         Thomas Scarlett (age 50), Vice President of Wraith, Scarlett & Randolph Insurance Agency (insurance agents and brokers).

         J. M. ("Mike") Wells, Jr. (age 65), Chairman and a founding member of the Board of Directors of the Corporation since 1982, is an Attorney at Law and "Of Counsel" with Wells, Small & Selke, a Law Corporation, located in Redding, California.


Executive Officers
------------------

         Sharon L. Benson (age 53), has served as Senior Vice President and Controller of the Corporation. In addition, for part of 2005 she was named Interim Chief Financial Officer of the Corporation and its subsidiaries and currently is serving as Senior Vice President and Director of Accounting for the Corporation and its subsidiaries. Prior to 2005 she served as Senior Vice President and Controller of the Corporation from January of 2001 to May of 2005. Prior to that, she served as Senior Vice President and Chief Financial Officer of the Corporation and its subsidiaries from July 1997. She has been an officer of the Corporation since December of 1990.

         Gary S. Litzsinger (age 50), has served as Executive Vice President and Chief Risk Officer of the Corporation and its subsidiaries since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Corporation in July, 2004. Prior to joining the Corporation, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

         Scott R. Louis (age 55), has served as Executive Vice President and Chief Operations Officer of the Corporation and its subsidiaries since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Corporation in April 2005. Prior to joining the Corporation, Mr. Louis served as First Vice President for Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

         Roger D. Nash (age 57), has served as Executive Vice President and Chief Lending Officer of the Corporation and its subsidiaries since October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

         Kevin R. Watson (age 40), has served as the Corporation's Executive Vice President and Chief Financial Officer since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

         Eric J. Woodstrom (age 47), has served since January 2003 as Executive Vice President and Chief Credit Officer; and currently is the Chief Credit Risk Officer. Prior to that, he served as Senior Vice President of the Corporation and its subsidiaries since joining the Corporation in October 1999. Prior to joining the Corporation, Mr. Woodstrom served in executive management roles in Southern California community banks and was a manager in the Los Angeles office of the Secura Group, a leading bank consulting company, where he provided risk management consulting services to financial services companies throughout the

United States. He began his banking career with the Office of the Comptroller of the Currency with almost eight years experience as a National Bank Examiner.

      None of the Corporation's Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Corporation.

                          GOVERNANCE OF THE CORPORATION

Code of Business Conduct and Ethics
-----------------------------------

         The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

         In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Corporation and its subsidiaries. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Corporation's website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence
---------------------

         The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and the corporate governance listing standards of the Nasdaq National Market ("NASDAQ").

         The Board of Directors has determined that a majority of the Board of Directors is comprised of "Independent Directors" within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Corporation, is not independent.

         The Board of Directors has further determined that Director J. M. ("Mike") Wells, Jr. who has served as an outside director and General Counsel of the Corporation since its inception has received compensation for his services in excess of $60,000 in the past three fiscal years, which results in his not being "independent" under the provisions of SOX, SEC and NASDAQ. Mr. Wells resigned as General Counsel of the Corporation effective April 30, 2004. Under the applicable rules, Mr. Wells may qualify as "independent" following the fiscal year 2006. (See "Certain Relationships and Related Transactions" below.)

Committees of the Board of Directors
------------------------------------

         The Board of Directors of the Corporation has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

         On the date of this Proxy Statement, the members of the Board and the Committees of the Board on which they serve, are as follows:

                                                                   Executive/
                                                                   Corporate
                           Audit      Nominating    Compensation   Governance
         Director        Committee    Committee      Committee     Committee
   ---------------------------------------------------------------------------

   William W. Cox (1)                      *             *             *
   ---------------------------------------------------------------------------

   Michael J. Cushman                                                  *
   ---------------------------------------------------------------------------

   Royce L. Friesen           *           **            **             *
   ---------------------------------------------------------------------------

   Dante W. Ghidinelli       **                                        *
   (2)
   ---------------------------------------------------------------------------

   Kevin D. Hartwick          *            *
   (2)
   ---------------------------------------------------------------------------

   Roger B. Kohlmeier         *
   ---------------------------------------------------------------------------

   Martin A. Mariani                       *             *
   ---------------------------------------------------------------------------

   Dolores M. Vellutini       *
   ---------------------------------------------------------------------------

   J. M. ("Mike") Wells,                                              **
   Jr. (2)
   ---------------------------------------------------------------------------

*   Member
**  Chairman

(1)  Mr. Cox is the Chairman of the Director's Loan Committee of North Valley
     Bank.
(2) Mr. Ghidinelli, Mr. Hartwick and Mr. Wells also serve on the Director's Loan Committee of North Valley Bank.

Audit Committee
---------------

         The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, the SEC regulations and the NASDAQ listing standards. The Audit Committee met seven (7) times in 2005. For more information, see the "Audit Committee Report" on page 37.

Nominating Committee
--------------------

         In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are "independent" within the requirements of SOX, SEC and NASDAQ. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

         The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Corporation's Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Corporation's Bylaws, applicable laws and regulations.

Compensation Committee
----------------------

         In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews, and recommends to the Board of Directors, salaries, performance-based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

         The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held four (4) meetings in 2005. For more information, see the "Report of the Compensation Committee" on page 34.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         During the fiscal year 2005, Mr. Michael J. Cushman participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all Executive Officers excluding himself.

Executive/Corporate Governance Committee
----------------------------------------

         The Corporation has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee met three (3) times in 2005.

Meetings of the Board of Directors
----------------------------------

         During 2005, the Board of Directors held four (4) regularly scheduled meetings and three (3) special meetings. In 2005, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

         The Corporation encourages the members of its Board of Directors to attend the Corporation's annual meeting of shareholders each year. All of the Directors attended the Corporation's annual meeting of shareholders held in 2005.

Shareholder Communications with Directors
-----------------------------------------

         A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send it to:

            Board of Directors (or Committee Name or Director's Name) c/o Corporate Secretary
            North Valley Bancorp
            P.O. Box 994630
            Redding, California 96099-4630

         The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked "Personal and Confidential", it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and Executive Officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all
Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis except Ms. Vellutini and Mr. Ghidinelli who each failed to file one Form 4 on a timely basis.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer of the Corporation and the other most highly compensated Executive Officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Corporation and its subsidiaries during 2005, 2004 and 2003, as applicable:

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                                 Long-Term
                                                                               Compensation
                                             Annual Compensation                  Awards
                                   ------------------------------------------   ------------
                                                                 Other Annual    Securities     All Other
 Name and Principal                                              Compensation    Underlying   Compensation
     Position              Year      Salary (1)      Bonus (2)        (3)         Options(4)      (5)(6)
-----------------------------------------------------------------------------------------------------------
Michael J. Cushman         2005    $    275,625   $    124,000   $      5,010         14,963   $      8,228
President &                2004    $    262,500   $    124,687   $      5,505         12,000   $      7,678
Chief Executive Officer    2003    $    245,000   $    105,000   $      2,200         18,900   $      5,105
-----------------------------------------------------------------------------------------------------------
Jack R. Richter            2005    $    179,760   $     45,000   $      2,895          7,560   $      7,442
Executive Vice             2004    $    168,000   $     60,480   $      4,555          6,800   $      7,527
President & Chief          2003    $    152,500   $     60,000   $      1,450         11,250   $      5,105
Administrative Officer
-----------------------------------------------------------------------------------------------------------
Eric J. Woodstrom          2005    $    148,720   $     40,000   $      9,200          6,078   $      4,854
Executive Vice             2004    $    143,000   $     48,620   $      9,155          6,500   $      4,585
President & Chief          2003    $    128,500   $     36,000   $      5,750          7,050   $      4,179
Credit Risk Officer
-----------------------------------------------------------------------------------------------------------
Roger D. Nash              2005    $    140,000             --   $        242         10,000   $          0
Executive Vice
President and Chief
Lending Officer
-----------------------------------------------------------------------------------------------------------
Sharon L. Benson           2005    $     90,000   $     20,000             --          3,060   $      4,335
Senior Vice President      2004    $     90,000   $     19,125             --          3,060   $      3,794
& Interim Chief            2003    $     90,000   $     22,500             --          5,400   $      2,617
Financial Officer
-----------------------------------------------------------------------------------------------------------
Leo J. Graham              2005    $    150,000   $     40,000   $      2,140          3,000   $          0
General Counsel and        2004    $    115,000   $     20,000             --             --   $          0
Corporate Secretary
-----------------------------------------------------------------------------------------------------------

(1) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions made by the officers.

(2)  Includes bonus amounts paid in 2006 attributable to 2005 performance.

(3) No Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total salary and bonus during 2005, 2004 and 2003.

(4) Please see the Option Grants in the Last Fiscal Year table below for detailed explanation.

(5) Represents matching contributions made by the Corporation under the Corporation's 401(k) Plan.

(6)  Includes an annual allocation of cash under the ESOP for 2004.


                        Option Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------------
                                                                                            Potential
                                                                                        Realizable Value
                                                                                        at Assumed Annual
                                                                                          Rates of Stock
                                                                                        Price Appreciation
                                Individual Grants                                       for Option Term (3)
                         -----------------------------                              ---------------------------
                                            Percentage
                                             of Total
                            Number of        Options      Exercise
                           Securities       Granted to    or Base
                           Underlying       Employees     Price
                         Option Granted     in Fiscal    ($Share)       Expiration
Name                         (#)(1)           Year          (2)             Date         5%            10%
---------------------------------------------------------------------------------------------------------------
Michael J. Cushman            14,963          20.29%   $     19.86        1/20/15   $    186,888   $    473,579
---------------------------------------------------------------------------------------------------------------
Jack R. Richter                7,560          10.25%   $     19.86        1/20/15   $     94,424   $    239,274
---------------------------------------------------------------------------------------------------------------
Eric J. Woodstrom              6,078           8.24%   $     19.86        1/20/15   $     75,914   $    192,369
---------------------------------------------------------------------------------------------------------------
Roger D. Nash                 10,000          13.56%   $     17.00       10/20/15   $    106,900   $    270,900
---------------------------------------------------------------------------------------------------------------
Sharon L. Benson               3,060           4.15%   $     19.86        1/20/15   $     38,219   $     96,849
---------------------------------------------------------------------------------------------------------------
Leo J. Graham                  3,000           4.07%   $     19.86        1/20/15   $     37,470   $     94,950
---------------------------------------------------------------------------------------------------------------

(1) Options granted under the 1998 Employee Stock Incentive Plan (the "1998 Plan") were either incentive options or non-statutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan will become fully vested and exercisable. Options granted under the 1998 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp's capitalization, including stock splits and stock dividends. All options granted to the named Executive Officers are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp common stock on the date of grant.

(2) The exercise price was determined based upon the closing price of North Valley Bancorp common stock as reported on the Nasdaq National Market on the grant date.

(3) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the stock appreciates from the date of grant over the 10 year option term at the annualized rates of 5% and 10%, respectively.


         The following table sets forth the number of shares of North Valley Bancorp common stock acquired by each of the named Executive Officers upon the exercise of stock options during fiscal year 2005, if any, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the named Executive Officers as of December 31, 2005, the value of such options based on the average of the high and low prices of common stock, and certain information concerning unexercised options under the 1998 Employee Stock Incentive Plan.


               Aggregated Option Exercises In Last Fiscal Year And
                              FY-End Option Values

--------------------------------------------------------------------------------
                                                                  Value of
                                         Number of Securities   Unexercised
                                              Underlying        in-the-Money
                      Shares                 Unexercised          Options
                     Acquired                 Options at         at Fiscal
                        on      Value     Fiscal Year-End (#)   Year-End ($)
                     Exercise  Realized      Exercisable/       Exercisable/
        Name           (#)       ($)        Unexercisable      Unexercisable (1)
--------------------------------------------------------------------------------
Michael J. Cushman      --       --       137,052 / 20,558    $981,985 / $50,813

--------------------------------------------------------------------------------
Jack R. Richter         --       --        79,709 / 18,692    $585,760 / $61,685
--------------------------------------------------------------------------------
Eric J. Woodstrom       --       --        46,881 / 10,657    $353,548 / $34,912
--------------------------------------------------------------------------------
Roger D. Nash           --       --         2,000 /  8,000    $  1,640 / $ 6,560
--------------------------------------------------------------------------------
Sharon L. Benson        --       --        47,747 /  4,740    $389,503 / $12,259
--------------------------------------------------------------------------------
Leo J. Graham           --       --         4,200 /  3,800    $  6,300 / $ 4,200
--------------------------------------------------------------------------------

(1) The aggregate value has been determined based upon the average of the high and low prices for North Valley Bancorp common stock as reported on the Nasdaq National Market at year-end, minus the exercise price.

During 2005, none of the officers named in the Summary Compensation Table above exercised stock options.

Equity Compensation Plan Information
------------------------------------

The following table summarizes information about the options, warrants and rights and other equity compensation under the Corporation's equity plans as of December 31, 2005.

                     Number of           Weighted-average     Number of
                     securities to be    exercise price of    securities
                     issued upon         outstanding          remaining
                     exercise of         options, warrants    available for
                     outstanding         and rights           future issuance
                     options, warrants                        under equity
                     and rights                               compensation plans
                                                              (excluding
                                                              securities
                                                              reflected in
                                                              column (a))
Plan Category                (a)                (b)               (c)
--------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders (1)       896,560             $9.51              912,832

Equity compensation
plans not approved
by security holders         None                N/A                 N/A

--------------------------------------------------------------------------------
Total                      896,560             $9.51              912,832
================================================================================

(1) Includes options to purchase shares of Company common stock under the following shareholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan and North Valley Bancorp 1999 Director Stock Option Plan.

Employment Agreements
---------------------

         The Corporation entered into Employment Agreements with each of the following "Executive Officers" during 2001: Michael J. Cushman, Eric J. Woodstrom and Sharon L. Benson. The Corporation entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005.

         The Employment Agreements entered into in 2001 had an initial term of one year for Ms. Benson and two years for Mr. Woodstrom. Mr. Cushman's Agreement had a term of three years. The Employment Agreements entered into in 2005 had an initial term of one year. After the initial term, all Employment Agreements provide that they will be extended for additional one-year periods unless either the employee or the employer gives notice of non-renewal before the end of the term or extended term. All of the above employment agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman whose agreement was extended at the end of its three year anniversary upon the same terms and conditions.

         The Base Salary for each executive officer set forth in the Employment Agreement is the Base Salary shown in column "Salary" on the Summary Compensation Table herein.

         Under the terms of the Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and other benefits available to all other employees of the Corporation. In addition, all Executive Officers are evaluated for annual cash and stock option bonus awards using various factors including a formula-based guideline for Senior Management. Bonus awards are discretionary as determined by the Board of Directors and the President and Chief Executive Officer. Summary information regarding each such program is set forth below in this Proxy Statement.

         All Executive Officers are entitled to severance pay upon termination by the Corporation without cause in an amount ranging from six month's to 24 month's current base salary and a pro rata share of the prior year's annual incentive compensation, except Mr. Cushman who is entitled to twenty-four months current base salary and a pro rata share of the prior year's annual incentive compensation.

Change in Control Arrangements
------------------------------

         In the event of a sale, dissolution or liquidation of the Corporation or a merger or a consolidation in which the Corporation is not the surviving or resulting corporation, a "change in control":

         (1) All Executive Officers are, upon a change in control of the Corporation, entitled under their Employment Agreements to receive the "change in control" benefits described in their Salary Continuation Agreements (see discussion below)

         (2) All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Corporation stock option plan is set forth below in this Proxy Statement.

         (3) The following agreements with all Executive Officers (North Valley Bank Executive Deferred Compensation Agreement and North Valley Bank Executive Salary Continuation Agreement) all provide for the acceleration of the payment of benefits thereunder upon a change in control of the Corporation. Summary information regarding each such agreement is set forth below in this Proxy Statement.

Salary Continuation Agreements
------------------------------

         The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors:

         (1) Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the executive's compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

         (2) Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit for the plan year immediately preceding the early termination.

         (3) Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

         (4) Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

         (5) Change of Control Benefit. The change of control benefit is an amount determined by the following formula: Executive's Present Value Vested Benefit payable at age 65 for the current Plan Year plus two times the Executive's current Plan Year Compensation. This benefit is payable only in the event of a change in control as defined in the agreement and is limited by the provisions of Internal Revenue Code section 280(g).

         In consulting with Clark Consulting, the Corporation determined that it would be more cost effective for the Corporation to acquire prepaid policies of insurance to fund these anticipated future obligations than to pay annual premiums. The Corporation, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies.

         The Corporation and its subsidiaries intend to offer to the Executive Officers, who have Salary Continuation Agreements, to enter into split dollar life insurance agreements with those officers in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

      The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 20 years (whichever is greater):

                            ANNUAL RETIREMENT INCOME
                            Years of Credited Service
Final Average
 Compensation           1              2              3              4              5
-------------      ------------   ------------   ------------   ------------   ------------
$100,000           $      6,000   $     12,000   $     18,000   $     24,000   $     30,000
$120,000                  7,200         14,400         21,600         28,800         36,000
$140,000                  8,400         16,800         25,200         33,600         42,000
$160,000                  9,600         19,200         28,800         38,400         48,000
$180,000                 10,800         21,600         32,400         43,200         54,000
$200,000                 12,000         24,000         36,000         48,000         60,000
$250,000                 15,000         30,000         45,000         60,000         75,000
$300,000                 18,000         36,000         54,000         72,000         90,000


Final Average
 Compensation           6              7              8              9              10
-------------      ------------   ------------   ------------   ------------   ------------
$100,000           $     36,000   $     42,000   $     48,000   $     54,000   $     60,000
$120,000                 43,200         50,400         57,600         64,800         72,000
$140,000                 50,400         58,800         67,200         75,600         84,000
$160,000                 57,600         67,200         76,800         86,400         96,000
$180,000                 64,800         75,600         86,400         97,200        108,000
$200,000                 72,000         84,000         96,000        109,000        121,000
$250,000                 90,000        105,000        120,000        135,000        150,000
$300,000                108,000        126,000        144,000        162,000        180,000


         Each of Messrs. Cushman, Woodstrom and Ms. Benson began accruing retirement benefits under the Salary Continuation Agreements effective January 1, 2001, and are fully vested. Messrs. Graham, Litzsinger, Louis and Nash began accruing retirement benefits under the Salary Continuation Agreement effective as of their respective hire dates.

         As of December 31, 2005, the Corporation's aggregate accrued obligations under the Salary Continuation Agreements were $2,968,000 (includes obligations to retirees under old plans).

Executive Deferred Compensation Plan
------------------------------------

         The Executive Deferred Compensation Plan ("EDCP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001 and restated effective January 1, 2005, is a non-qualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Corporation's promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a non-qualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2005, the Corporation's accrued obligations under the executive deferred compensation plans were $258,000.

Director Deferred Fee Plan
--------------------------

         The Director Deferred Fee Plan ("DDFP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001 and restated effective January 1, 2005, is a non-qualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Corporation's promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a non-qualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The Corporation and its subsidiaries have offered to the Directors, who have DDFP Agreements, to enter into split dollar life insurance agreements with those Directors in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

         The DDFP is embodied in a written agreement between the plan sponsor and the director selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of board membership prior to retirement. The agreement provides for full vesting of deferred amounts since the director is setting aside his or her current fees. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2005, the Corporation's aggregate accrued obligations under the Directors Deferred Fee Plan were $2,157,000.

Compensation of Directors
-------------------------

         During 2005, each Director (other than the Chairman) of North Valley Bancorp was paid $1,500 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments per Loan Committee meeting of North Valley Bank during 2005 were $250 per meeting. Payments per Audit Committee meeting of the Corporation were $500 per meeting. Payments per Compensation Committee meeting of the Corporation were $250 per meeting. Special meetings of the Corporation and North Valley Bank were $250 per meeting. The Chairman of the Board of Directors of the Corporation was paid $2,500 per quarterly meeting and the Chairman of the Board of Directors of North Valley Bank was paid $850 per Board of Directors meeting during 2005. The Chairman of the Loan Committee was paid $350 per meeting during 2005. The Chairman of the Audit Committee was paid $1,000 per meeting during 2005. The Chairman of the Compensation Committee was paid $350 per meeting during 2005.

         During 2005, each Director (other than the Chairman) of NVB Business Bank was paid $250 per meeting and $200 for any special meetings. Retainer payments per committee meeting were $3,000 retainer (85% attendance) and the Chairman of the Board received $1,500 as an annual retainer and the Committee Chairmen received a $750 annual retainer. At a meeting of the Compensation Committee in July 2005, the Director fees paid by NVB Business Bank were revised and the Holding Company approved revising the fee schedule to match the fees paid to the North Valley Bank Directors and Chairman. Each Director of NVB Business Bank is paid $500 per monthly meeting of the Board of Directors. Payments per Loan Committee meeting of NVB Business Bank is paid $250 per meeting. The fees for attending special meetings of the Board of Directors of NVB Business Bank are $250 per meeting. The Chairman of the Board of Directors of NVB Business Bank is paid $850 per Board meeting. The Chairman of the Loan Committee is paid $350 per meeting.

         Commencing in 1998, each non-employee Director of the Corporation receives an award of 900 shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director.

         During 2005, cash compensation paid to Directors of the Corporation totaled $60,063 and payment of additional Director compensation of $94,650 was deferred under the DDFP. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their health insurance premiums since January 1989.

North Valley Bancorp 1989 Director Stock Option Plan
----------------------------------------------------

         Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a nonstatutory stock option to purchase 1,000 shares of the Corporation's Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made or will be made under the 1989 Director Plan. Pursuant to the 1989 Director Plan, as of April 14, 2006, there were outstanding options to purchase 17,700 shares of Common Stock.

         Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

         The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

         The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

North Valley Bancorp 1998 Employee Stock Incentive Plan
-------------------------------------------------------

         The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Corporation at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be granted as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines "key employee" as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an "outside director", or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation.

         Pursuant to the Stock Incentive Plan, as of April 14, 2006, there were outstanding options to purchase 425,284 shares of Corporation Common Stock, with 670,434 shares remaining available for grant.

         The award of 900 shares of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Corporation receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

         The Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 14, 2006, the Committee members are Michael J. Cushman, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

         In the event that the Corporation is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan
----------------------------------------------------

         On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the "1999 Director Stock Option Plan"), pursuant to which all members of the Board of Directors are eligible for the grant of non-statutory stock options to purchase shares of the Corporation's Common Stock. Non-statutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan") and was approved by the shareholders at the 1999 Annual Meeting.

         The 1999 Director Stock Option Plan is administered by the Board of Directors. All grants of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

         All members of the Board of Directors of the Corporation and its subsidiaries, including employees of the Corporation who are Directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 14, 2006, there were nine Directors eligible to participate in the 1999 Director Stock Option Plan.

         Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Corporation's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to 10 percent of the total shares of the Corporation's Common Stock issued and outstanding from time to time. As of April 14, 2006, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 376,457 shares of Common Stock. On the same date, there were 7,539,654 shares of Common Stock issued and outstanding. Thus, as of April 14, 2006, a total of 242,398 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

         The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Corporation are changed into or exchanged for a different number of kind of shares of stock or other securities of the Corporation or other corporation, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

         The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Corporation and any reorganization, merger or consolidation in which the Corporation is not the surviving or resulting corporation. If the Corporation is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option's vesting schedule.

         Options granted under the 1999 Director Stock Option Plan may only be non-statutory stock options. Each option will be 20 percent exercisable or "vested" immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options will be 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Corporation's Common Stock is traded on the Nasdaq National Market, such fair market value shall be equal to the last transaction price quoted for such date on the Nasdaq National Market.

         Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a Director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a Director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

         The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Corporation only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously granted option, without the optionee's consent.

         No taxable income is recognized by an optionee upon the grant of a non-statutory stock option under the 1999 Director Stock Option Plan. The exercise of a non-statutory stock option granted under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Corporation will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Corporation of shares of Corporation Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee consists of the following members of the Corporation's Board of Directors: Royce L. Friesen (Chairman), Dante W. Ghidinelli, Martin A. Mariani, and Dolores M. Vellutini. All members of the Committee are independent as defined under the SOX, the SEC regulations and the NASDAQ listing standards.

         The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer's recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Corporation's performance against its preset goals, (2) examining the Corporation's performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation's market area. In January 2006, the Committee recommended, and the Board approved, the following executive salaries effective February 1, 2006: Mr. Cushman's annual salary of $275,625; Mr. Woodstrom's annual salary of $148,720; Mr. Louis' annual salary of $140,000; Mr. Nash's annual salary of $140,000; Mr. Litzsinger's annual salary of $104,800, and Mr. Graham's annual salary of $163,950.

         In prior years, the Corporation engaged a consultant to advise the Board of Directors and management concerning establishing a guideline for the Compensation Committee of the Board of Directors and Executive Officers concerning the awarding of incentive bonuses, both annual cash bonuses and long term stock options grants. The Board of Directors studied and evaluated various incentive compensation programs with the desire to adopt incentive compensation guidelines that will assist the Compensation Committee and the Board of Directors in determining these bonuses by evaluating the accomplishment of specific goals and objectives to be achieved by each executive officer in his or her area of responsibility and the overall goals and results accomplished by management as a team. The committee reviewed the guidelines and concluded they were still appropriate to be used as part of the determinations and recommendations for 2005. The guidelines provide a range of percentages of the Executive Officers salary for arriving at both the annual cash bonus award and long-term stock option grants. Although the Compensation Committee and the Board of Directors have approved these guidelines and have used them to assist in making its determinations, the Board of Directors awards bonuses to its Executive Officers at its discretion.

         The Board of Directors, at its discretion, awarded bonuses to the following Executive Officers for 2005: Messrs. Cushman, Richter, Woodstrom, Nash, Louis, Litzsinger, Graham and Benson. (See Summary Compensation Table above).

Submitted by:

Royce L. Friesen, Chairman
Dante W. Ghidinelli
Martin A. Mariani
Dolores M. Vellutini


                             STOCK PERFORMANCE CHART

                              NORTH VALLEY BANCORP


                             [GRAPHIC CHART OMITTED]


                            Total Return Performance

Index                          12/31/00       12/31/01       12/31/02       12/31/03       12/31/04       12/31/05
------------------------------------------------------------------------------------------------------------------
North Valley Bancorp             100.00         110.54         150.06         195.58         254.81         238.89
NASDAQ Composite                 100.00          79.18          54.44          82.09          89.59          91.54
SNL $500M-$1B Bank Index         100.00         129.74         165.63         238.84         270.66         282.26
SNL Western Bank Index           100.00          87.45          95.68         129.61         147.29         153.35
------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Through its banking subsidiaries, North Valley Bank and NVB Business Bank, the Corporation has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation's Directors, Executive Officers, holders of five percent or more of the Corporation's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others. Management believes that in 2005 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

         J. M. ("Mike") Wells, Jr., the Chairman of the Corporation, is an Attorney at Law and "Of Counsel" (not an equity owner) of the law firm of Wells Small & Selke, a Law Corporation, which contracted to provide professional legal services to the Corporation and its subsidiaries during 2005. Wells, Small & Selke, a Law Corporation, received from the Corporation, North Valley Bank and NVB Business Bank in 2005 a total of $16,875 in legal fees and costs reimbursed.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of the following members of the Corporation's Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. The Committee's primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal audit department; (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent auditors, financial and senior management, counsel, the internal audit department and the Board of Directors.

         The Audit Committee has been updated quarterly on management's process to assess the adequacy of the Corporation's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness of the Corporations internal control over financial reporting. The Audit Committee has also discussed with the independent auditor the Corporation's internal control assessment process, management's assessment with respect thereto and the independent auditor's evaluation of the Corporation's system of internal control over financial reporting.

         It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Corporation's financial statements. Furthermore, the Committee's discussions with management and the independent auditors do not provide the Committee with any other independent basis to determine or assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent auditors are in fact "independent."

         The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2005 with the Corporation's management. The Committee has discussed with Perry-Smith LLP, the Corporation's Independent Auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

         The Committee has recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Auditor for the Corporation for the fiscal year 2006.

Submitted by:


Dante W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

                               INDEPENDENT AUDITOR

         The firm of Perry-Smith LLP, which served the Corporation as independent auditors for the 2005 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation to serve as independent auditors for the 2006 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In Proposal No. 2, set forth below, the shareholders of the Corporation are being asked to ratify the appointment of Perry-Smith LLP as Independent Auditor of the Corporation, to serve for the 2006 fiscal year.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the fiscal year 2005.

         Set forth below is a summary of the fees billed to the Corporation by Perry-Smith LLP for professional services rendered as the Corporation's independent auditors for the fiscal years ended December 31, 2004 and 2005:

Principal Accountant Fees and Services

        During the period covering the fiscal years ended December 31, 2005 and 2004, Perry-Smith LLP performed the following professional services:

      Description                                  2005               2004
--------------------------------------------------------------------------------
      Audit Fees (1)                            $  208,000        $  192,425
      Audit-Related Fees (2)                    $   21,100        $   50,700
      Tax Fees (3)                              $   42,900        $   34,000

(1) Audit fees consist of fees for professional services rendered for the audit of the Corporation's consolidated financial statements, audit of internal control over financial reporting, review of consolidated financial statements included in the Corporation's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees represent fees for the audit of the Corporation's employee benefit plans, professional services provided in connection with the filing of the Corporation's registration statements, and technical accounting, consulting and research.

(3) Tax fees consist of compliance fees for the preparation of tax returns and tax payment-planning services. Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The firm of Perry-Smith LLP, which served the Corporation as Independent Auditor for the 2005 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation as the Corporation's Independent Auditor for the 2006 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Auditor, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the 2005 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

Required Approval

         The approval of the ratification of the appointment of Perry-Smith LLP as the Corporation's Independent Auditor for the 2006 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management

         The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Perry-Smith LLP be appointed to serve as the Corporation's Independent Auditor for the year 2006 and recommends a vote "FOR" ratification of the appointment of Perry-Smith LLP.

         A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.

                              SHAREHOLDER PROPOSALS

         The Corporation's 2007 Annual Meeting of Shareholders is scheduled for May 24, 2007. Shareholder proposals must be received by the Corporation no later than December 26, 2006, to be considered for inclusion in the Proxy Statement and Proxy for the 2007 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 26, 2006 deadline.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.


                                       By Order of the Board of Directors,


                                       /s/ LEO J. GRAHAM
                                       -----------------------------------------
                                       Leo J. Graham
                                       Corporate Secretary


Redding, California
April 25, 2006

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER

1. General Purpose:

         The Audit Committee of North Valley Bancorp ("Bancorp") is a committee comprised of at least three independent directors of North Valley Bancorp and will include an independent director from each of Bancorp's subsidiary banks. The Audit Committee will represent the Bancorp and all of its subsidiary banks, (the "Company"), for purpose of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Bancorp and Banks' Boards of Directors in fulfilling the Boards' oversight responsibilities with respect to:

         1) The integrity of the Company's financial statements, financial reporting processes and systems of internal control regarding finance, accounting, security, regulatory and legal compliance;

         2) The independence, qualifications and performance of the Company's independent auditors;

         3) The performance of the Company's internal audit function and internal auditor;

         4) Communications among the independent auditors, management, the internal auditing department, and the Boards of Directors;

         5) Procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters; and

         6)       Performance of Risk Management Program and of Chief Risk
Officer.

2. Statement of Policy:

         The Audit Committee shall provide assistance to the directors of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Company's reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Company. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Bancorp and Banks' Boards of Directors so as to keep the individual Bancorp and Banks' Boards up to date on the activities of the Audit Committee in assisting the Boards' with their oversight responsibilities.

3. Member Independence and Qualifications:

         All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (SEC) and the Nasdaq National Market (NASDAQ) applicable to audit committee members as in effect from time to time, when and as required by the SEC and NASDAQ. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Bancorp or any current subsidiary of the Bancorp at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet the NASDAQ financial sophistication requirements and would also meet the definition of an audit committee financial expert under the Securities Exchange Act of 1934, as amended.

4. Member Compensation:

         The members of the committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (i) accept any consulting, advisory, or other compensatory fee from Company or its affiliates or (ii) be an affiliated person of Company or its subsidiaries. Compensation for committee membership will be as set by the North Valley Bancorp Board of Directors.

5. Responsibilities Related to Registered Public Accounting Firms and Audit
   Firms:

         The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm ("Independent Auditor"), or any audit firm employed by the Company and each such firm shall report directly to the Audit Committee. The Audit Committee's retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

         The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended, to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Company to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

         The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor's most recent quality-control review;
(3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancorp and/or its affiliates, consistent with the Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor's objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

         The Audit Committee shall ensure the rotation of the lead audit partner and the "concurring or reviewing partner" every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

         The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

         The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Company of individuals formerly employed by the Independent Auditor.

         The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

         The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

         The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6. Oversight of the Integrity of the Financial Statements:

         Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancorp's 10-K filings.

         The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancorp's 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No.
61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

         The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

         The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of Bancorp's financial statements.

7. Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief Risk Officer:

         The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

         The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

         The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company's major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         The Audit Committee shall review significant Audit and Risk Review Reports ("Reports") and/or recommendations prepared by Audit and Risk Management and review management's responses to the Reports and/or recommendations.

         The Audit Committee shall discuss material legal matters with the General Counsel of the holding company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

         The Audit Committee shall review and approve the quarterly allowances for loan and lease losses and reports of Internal Auditors and communicate said reports to Bancorp and Bank Boards of Directors.

         The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management's response, if any, to such letter.

         The Audit Committee shall review the results of management's efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancorp's annual proxy statement.

         The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Bancorp's Board for approval.

8. Compliance Oversight Responsibilities:

         Obtain from the Independent Auditor assurance that Section 10a(b) of the Exchange Act has not been implicated.

         The Audit Committee shall have oversight responsibility for the Banks' compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Banks' performance under this Act and recommend appointment by the appropriate Bank Board of the Community Reinvestment Act Officer.

         In the event that a Suspicious Activity Report ("SAR") must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to any of the Banks, a recommendation by the Bank's legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

         The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

9. Complaints:

         The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Company will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

10. Meetings:

         Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

11. Minutes:

         The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancorp or the Banks. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

12. Voting:

         Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or By-Laws of Bancorp or Banks or applicable law.

13. Telephone Conference Meetings:

         Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

14.   Amendments:

         This Charter of the Audit Committee may be amended only by a resolution of Bancorp's Board.

                                   APPENDIX B
                                   ----------

                          NOMINATING COMMITTEE CHARTER


PURPOSE

         The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

         The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the NASDAQ Marketplace Rules.

NOMINATION PROCESS

1. The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2. Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

         The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation's proxy solicitation materials or to fill vacancies in accordance with the Corporation's bylaws.

MINUTES

         The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

         Any conflicts between the provisions of this Charter and the provisions of the Corporation's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation's bylaws.